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                                                                    EXHIBIT 10.3


                          SI DIAMOND TECHNOLOGY, INC.
                             AMENDED AND RESTATED
                   1992 OUTSIDE DIRECTORS' STOCK OPTION PLAN

  1. DEFINITIONS. As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Company" shall mean SI Diamond Technology, Inc.

     (c) "Common Stock" shall mean the common stock, par value $.001 per share, of the Company or, in the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

     (d) "Date of Grant" shall mean the date of each annual meeting of the shareholders of the Company.

     (e) "Fair Market Value" of a share of Common Stock on a particular date shall be deemed to mean:

         (i) if the shares of Common Stock are listed on a national securities exchange, the average of the highest and lowest sales price per share of the Common Stock on the principal such national securities exchange on that date, or if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

         (ii) if the shares of Common Stock are not so listed but are quoted on the NASDAQ National Market System, the average of the highest and lowest sales price per share of Common Stock on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported;

         (iii) if the Common Stock is not so listed or quoted, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or

         (iv) in all other events, "Fair Market Value" shall be determined by the Board in good faith.

     (f) "Effective Date of the Plan" shall mean March 16, 1992.

     (g) "Eligible Director" shall mean any Director of the Company who is not a salaried employee of or exclusive, full-time consultant to the Company or its subsidiaries.

     (h) "Option" shall mean an Eligible Director's stock option to purchase stock granted pursuant to the provisions of Article 4 hereof.

     (i) "Optionee" shall mean an Eligible Director to whom an Option has been granted hereunder.

     (j) "Option Price" shall mean the price at which an Optionee may purchase a share of Common Stock under a Stock Option Agreement.

     (k) "Plan" shall mean the SI Diamond Technology, Inc. Amended and Restated 1992 Outside Directors' Stock Option Plan, as hereby amended, the terms of which are set forth herein.

     (1) "Stock Option Agreement" shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Common Stock in accordance with the Plan.

     (m) "Subsidiary" of the Company shall mean any corporation of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

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  2. THE PLAN.

 (a) Name. This Plan shall be known as the "SI Diamond Technology, Inc. Amended and Restated 1992 Outside Directors' Stock Option Plan."

 (b) Purpose. This Plan is intended as an incentive to retain and attract Eligible Directors of training, experience and ability to serve as independent directors of the Board and to afford Eligible Directors of the Company an opportunity to acquire or increase their proprietary interests in the Company, and thereby to encourage their continued service as Directors and to provide them additional incentives to achieve the growth objectives of the Company.

 (c) Termination Date. The Plan shall terminate and no further Options shall be granted hereunder upon the tenth anniversary of the Effective Date of the Plan.

 3. SHAREHOLDER APPROVAL. All Options granted pursuant to this Plan, as hereby amended, are subject to, and may not be exercised before, the approval of this Plan, as hereby amended, by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock of the Company that are present, or represented, and entitled to vote at a meeting of the Company's shareholders.

 4. DESIGNATION OF PARTICIPANTS; AUTOMATIC GRANT OF OPTIONS. On the date of each annual meeting of shareholders of the Company, each Eligible Director who has served as such since the next previous annual meeting of shareholders, with the exception of Dr. Philip Shaffer, shall receive options to purchase 20,000 shares of the Company's Common Stock pursuant to the provisions of the Plan. On the date of each annual meeting of shareholders Dr. Philip Shaffer shall receive options to purchase 50,000 shares of Common Stock pursuant to the Plan, as long as he remains an Eligible Director.

  If an Eligible Director begins his or her service on the Board after any held annual meeting of shareholders of the Company, whether by appointment by the Board or pursuant to a vote at a special meeting of the shareholders of the Company, such Eligible Director shall receive options at the next successive annual meeting of shareholders to purchase the nearest whole number of shares of Common Stock pursuant to the Plan resulting from the product of
(a) 20,000 multiplied by (b) a fraction (i) the numerator of which is the number of days which have elapsed between the commencement of such Eligible Director's service and the date of the next successive annual meeting of shareholders, and (ii) the denominator of which is 365; provided however, that any Eligible Director beginning such service after a held annual meeting of shareholders shall be entitled to a maximum grant of options to purchase 20,000 shares of the Company's Common Stock at such next successive annual meeting of shareholders.

  Notwithstanding the foregoing, in the case of any grant of Options made on a date subsequent to the Effective Date, such grant shall only be made if the number of shares subject to future grant under this Plan is sufficient to make all automatic grants required to be made pursuant to this Plan on such date of grant.

 5. STOCK OPTION AGREEMENT, OPTION GRANT AND NUMBER OF SHARES. Each Option granted hereunder shall be embodied in a Stock Option Agreement, which shall be subject to the terms and conditions set forth herein and shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company. Each Option Agreement shall state the Options' number, duration, time of exercise, vesting schedule and exercise price. The terms and conditions of the Option shall be consistent with the Plan.

 6.  COMMON STOCK RESERVED FOR THE PLAN. Subject to adjustment as provided in
Section 11 hereof, a total of 500,000 Shares of Common Stock shall be reserved for issuance upon the exercise of Options granted pursuant to this Plan. The shares subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, or any parent or Subsidiary of the Company, in its treasury. The Board of Directors and the appropriate officers of the Company shall from time to time take whatever actions are necessary to

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execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance to an Optionee; provided, however, that shares of Common Stock with respect to which an Option has been exercised shall not again be available for any grant of options hereunder, pursuant to this Plan. Common Stock subject to Options that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares subject thereto are not issued to an Optionee shall immediately become available for the granting of Options.

  7. OPTION PRICE. The purchase price of each share of Common Stock that is subject to an Option granted pursuant to this Plan shall be 100% of the Fair Market Value of such share of Common Stock on the Date of Grant.

  8. OPTION PERIOD. Each Option granted pursuant to this Plan shall terminate and be of no force and effect with respect to any shares of Common Stock not purchased by the Optionee upon the expiration of the tenth anniversary of the Date of Grant.

  9. EXERCISE OF OPTIONS.

     (a) Options granted pursuant to this Plan shall be exercisable on a cumulative basis, as follows:

     Until the first anniversary of the Date of Grant of each Option under the Plan, 6.25% of the number of shares in the Option grant shall vest every three months from such Date of Grant so that 25% of the Option shall be vested on the first anniversary of such Option grant. Thereafter, an additional 25% of each Option shall vest on the second, third and fourth anniversary of the Date of Grant, respectively.

    (b) An Option may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

    (c) In the event that an Optionee ceases to serve as an Eligible Director for any reason other than death, disability or mandatory retirement, an Option granted to such Optionee may be exercised only to the extent such Option was exercisable at the time he ceased to serve in such capacity.

    (d) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become exercisable in accordance with this Section, but not as to less than 25 shares of Common Stock unless the remaining shares of Common Stock that are so exercisable are less than 25 shares of Common Stock.

    (e) An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its principal office.

    (f) In the event that an Optionee ceases to serve as an Eligible Director by reason of death, disability or mandatory retirement, at a time when an Option granted hereunder is still in force and unexpired under the terms of Section 8 hereof, each such unmatured Option shall be accelerated. Such acceleration shall be effective as of the date of death, disability or retirement, as appropriate, and each Option so accelerated shall be exercisable in full for so long as it is still in force and unexpired under the terms of Section 8 hereof.

    (g) The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise before any shares of Common Stock are issued. Such purchase price shall be payable in cash or by means of tendering theretofore owned Common Stock which has been held by the Optionee for more than six months, valued at Fair Market Value on the date of exercise, or any combination thereof. The Board may also provide for procedures to permit the exercise of Options by the use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Option. No holder of an Option shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares to any Option unless and until certificates evidencing such shares shall have been issued by the Company to such holder.

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  10.  NONTRANSFERABILITY OF OPTION. Options may not be transferred or assigned by an Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an Optionee, an Option may be exercised only by the Optionee (or by his guardian or legal representative, should one be appointed). In the event of the death of an Optionee, any Option held by him may be exercised by his legatee(s) or other distributee(s) or by his personal representative. Any attempted transfer of an Option in violation of this Section 10 shall be null, void and of no effect.

  11.  ADJUSTMENTS.

  (a) The existence of outstanding Options shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

  (b) In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Board may adjust proportionally (i) the number of shares of Common Stock reserved under these Options; and (ii) the exercise price of such Options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume stock options by means of substitution of new options for previously issued options or an assumption of previously issued options, or to make provision for the acceleration of the exercisability of, or lapse of restrictions with respect to, the termination of unexercised options in connection with such transaction.

  (c) An Option granted under the Plan shall be accelerated and become fully exercisable upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change of Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; (b) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Board in office immediately prior to such person's attaining such percentage interest; (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new Director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

   The foregoing adjustments and the manner of applications thereof shall be determined solely by the Board. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

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  12.  PURCHASE FOR INVESTMENT. Unless the Options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

  13. TAXES. The Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with any Options granted to any Optionee hereunder.

  14. TERMINATION, AMENDMENT AND MODIFICATION OF PLAN. The Board may at any time terminate the Plan, and may at any time and from time to time, and in any respect, amend or modify the Plan, except that (a) no amendment or alteration that would impair the rights of any Optionee under any Option that he has been granted shall be made without his consent or (b) no amendment or alteration shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Rule 16b-3 (or any successor provision) under the Exchange Act in order to preserve the applicability of any exemption provided by such rule to any Option then outstanding or to the extent shareholders' approval is otherwise required by applicable legal requirements.

  15. STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof unless, in the opinion of counsel to the Company, there has been compliance with all applicable legal requirements. An Option granted under the Plan may provide that the Company's obligation to deliver shares of Stock upon the exercise thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities laws.

  16. GOVERNMENT REGULATIONS. This Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals on the part of any governmental agencies or national securities exchanges or transaction reporting systems as may be required.

  17. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

  18. EFFECTIVE DATE OF PLAN. This Plan, as hereby amended, shall be effective as of the date it is approved by the Board of Directors of the Company. Notwithstanding the foregoing, the adoption of this Plan, as currently amended, is expressly conditioned upon the approval by the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company's stockholders held on or before December 31, 1996. If the stockholders of the Company should fail so to approve this Plan prior to such date, this Plan shall terminate and cease to be of any further force or effect and all grants of options hereunder shall be null and void.

  19. MISCELLANEOUS. The granting of any Option shall not impose upon the Company or Board any obligation to nominate any Optionee for election as a director, and the right of the stockholders of the Company to remove any person as a director of the Company shall not be diminished or affected by reason of the fact that an Option has been granted to such person.

  20. RELATIONSHIP TO OTHER COMPENSATION PLANS. The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

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  21.  MISCELLANEOUS.

  (a) Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

  (b) Singular, Plural; Gender. Whenever used herein nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

  (c) Headings, etc., No Part of Plan. Headings of articles and paragraphs hereof are inserted for convenience and reference, and do not constitute a part of the Plan.

  IN WITNESS WHEREOF, the undersigned have set their hands and seals this 26th day of April, 1996.

SI DIAMOND TECHNOLOGY, INC.

/s/ Howard K. Schmidt                     /s/ Wilburn O. McDonald, Jr.
- -------------------------------           -------------------------------------
Howard K. Schmidt                         Wilburn O. McDonald Jr.
Chief Executive Officer and               Corporate Secretary
President

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